UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

AAR CORP., a Delaware corporation (the “Company”), is furnishing an investor presentation that the Company intends to use at one or more meetings with certain existing and prospective investors. The Company made the investor presentation available on its website at https://aarcorp.com/investors/events-and-presentations. Information contained on, or accessible through, the Company’s website is not part of, and is not incorporated by reference into, this Current Report on Form 8-K (this “Current Report”). A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The investor presentation contains summary information that should be read in conjunction with the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements the Company may make from time to time. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates. Neither this Current Report nor the exhibit attached hereto constitute an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Language Concerning Forward-Looking Statements

This Current Report, including the exhibit attached hereto, contains certain statements, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements included herein are subject to risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “can,” “may,” “anticipate,” “continue,” “estimate,” “expect,” “project,” “plan,” “potential,” “predict,” “intend,” “believe,” “might,” “will,” “would,” “should,” “seek,” “could,” “positions,” “likely,” “target,” “goal,” “strategy” or similar expressions and the negatives of those terms in connection with any discussion of the timing or nature of future operating or financial performance or other events, including statements regarding the Company’s expectations, intentions or strategies regarding the Company’s pending MROH Acquisition pursuant to that certain Share Purchase Agreement (the “Share Purchase Agreement”), dated September 28, 2026, by and among the Company, MROH Intermediate Holdco LLC and MRO Holdings, the expected benefits of the MROH Acquisition, including expectations with respect to potential synergies from the MROH Acquisition, the expected financing of the MROH Acquisition, the anticipated timing for closing the MROH Acquisition, the impact of the MROH Acquisition on the Company’s business and future financial condition and operating results and statements with respect to MRO Holdings’ future financial condition and operating results.

These forward-looking statements are subject to certain risks and uncertainties that may cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: factors that adversely affect the commercial aviation industry; adverse events and negative publicity in the aviation industry; a reduction in sales to the U.S. government and its contractors; cost overruns and losses on fixed-price contracts; nonperformance by subcontractors or suppliers; the Company’s ability to manage the Company’s operational footprint; a reduction in outsourcing of maintenance and repair activity by airlines; a shortage of skilled personnel or work stoppages; competition from other companies; financial, operational and legal risks arising as a result of operating internationally; the failure to complete, integrate and realize the anticipated benefits of acquisitions, including execution of related operational and financial plans; circumstances associated with divestitures; the inability to recover costs due to fluctuations in market values for aviation products and equipment; cyber or other security threats or disruptions; the need to make significant capital expenditures to keep pace with technological developments in the Company’s industry; restrictions on the use of intellectual property and tooling important to the Company’s business; the inability to protect the value of the Company’s intellectual property; the Company’s ability to manage the Company’s debt and fund the Company’s other liquidity needs; limitations on the Company’s ability to access the debt and equity capital markets or to draw down funds under loan agreements; non-compliance with restrictive and financial covenants contained in the Company’s debt and loan agreements; changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety and environmental matters, and the costs of complying with such laws and regulations; exposure to product liability and property claims that may be in excess of the Company’s liability insurance coverage; the risk that the MROH Acquisition may not be completed in a timely manner or at all; the failure to satisfy the closing conditions to the MROH Acquisition, including the receipt of required regulatory approvals; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Share Purchase Agreement, including in certain circumstances requiring the Company to pay a termination fee; the ability of the Company to obtain the necessary financing arrangements, including under the debt commitment letter entered into in connection with the MROH Acquisition on terms acceptable to the Company, or at all; the effect of the announcement or pendency of the MROH Acquisition on the Company’s business relationships, operating results and business generally; risks that the MROH Acquisition may disrupt the Company’s current business plans and operations; the Company’s ability to retain and hire key personnel in light of the MROH Acquisition; risks related to diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the MROH Acquisition; potential litigation relating to the MROH Acquisition; the ability of the Company to successfully integrate MRO Holdings and its subsidiaries following the closing of the MROH Acquisition and to achieve the anticipated benefits of the MROH Acquisition, including estimated cost and operational synergies, and the timeline to realize such benefits; the effects of the MROH Acquisition on the Company’s earnings, financial condition, net leverage ratio and credit ratings; the impact of the MROH Acquisition on the Company’s business and future financial condition and operating results, including the ability of the Company or MRO Holdings to repay or prepay indebtedness incurred in connection with the transaction or otherwise; and other factors disclosed in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2026, in each case as may be updated or supplemented by any subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described.

The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The risks described in these reports are not the only risks the Company faces, as additional risks and uncertainties not currently known or foreseeable or deemed immaterial may materially adversely affect the Company’s business, financial condition or results of operations in future periods. All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements included in this Current Report and the exhibit attached hereto are made only as of the date hereof or thereof, as applicable. The Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAR CORP.

Date: October 27, 2026	By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary